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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 26, 2001



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       000-22474                 87-0418807
         --------                       ---------                 ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                111 Presidential Boulevard, Bala Cynwyd, PA 19004
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (610) 668-2440

        Former name or former address, if changed since last report: N/A



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Forward-Looking Statements
--------------------------

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of this report on Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 5.  Other Events.

         On September 26, 2001, the Company completed a $306 million mortgage loan securitization.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro-forma financial information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

Exhibit
Number   Description
------   -----------

99                Press Release dated October 1, 2001





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AMERICAN BUSINESS FINANCIAL
                                       SERVICES, INC.


Date: October 1, 2001              By:   /s/ Anthony J. Santilli
                                             -----------------------
                                             Name: Anthony J. Santilli
                                             Title: Chairman, President, Chief
                                             Executive Officer, Chief Operating
                                             Officer and Director



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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number   Description
------   -----------

99.1     Press Release, dated October 1, 2001.